                                                                     EXHIBIT 4.6

                                                               EXECUTION VERSION

                                 IMPORTANT NOTE:

EACH PARTY HERETO MUST EXECUTE THIS AGREEMENT OUTSIDE THE REPUBLIC OF AUSTRIA AND EACH LENDER MUST BOOK ITS LOAN AND RECEIVE ALL PAYMENTS OUTSIDE THE REPUBLIC OF AUSTRIA. TRANSPORTING OR SENDING THE ORIGINAL OR ANY CERTIFIED COPY OF THIS AGREEMENT OR THE RESTATED CREDIT AGREEMENT REFERRED TO HEREIN OR ANY OTHER CREDIT DOCUMENT OR ANY NOTICE OR OTHER COMMUNICATION (INCLUDING BY EMAIL OR OTHER ELECTRONIC TRANSMISSION) INTO OR FROM THE REPUBLIC OF AUSTRIA MAY RESULT IN THE IMPOSITION OF AN AUSTRIAN STAMP DUTY ON THE CREDIT FACILITY PROVIDED FOR IN SUCH RESTATED CREDIT AGREEMENT, WHICH MAY BE FOR THE ACCOUNT OF THE PARTY WHOSE ACTIONS RESULT IN SUCH IMPOSITION. COMMUNICATIONS REFERENCING THIS AGREEMENT OR SUCH CREDIT AGREEMENT SHOULD NOT BE ADDRESSED TO RECIPIENTS IN, OR SENT BY PERSONS LOCATED IN, THE REPUBLIC OF AUSTRIA AND PAYMENTS SHOULD NOT BE MADE TO BANK ACCOUNTS IN THE REPUBLIC OF AUSTRIA. SEE ALSO SECTION 9.20 OF SUCH RESTATED CREDIT AGREEMENT AND A MEMORANDUM FROM AUSTRIAN COUNSEL FOR THE GOODYEAR TIRE & RUBBER COMPANY WHICH IS AVAILABLE UPON REQUEST FROM THE ADMINISTRATIVE AGENT.

               AMENDMENT AND RESTATEMENT AGREEMENT dated as of April 20, 2007 (this "Amendment Agreement"), in respect of (a) the AMENDED AND RESTATED TERM LOAN AND REVOLVING CREDIT AGREEMENT (the "Credit Agreement") dated as of April 8, 2005, as amended by the First Amendment dated as of December 22, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH & CO KG, DUNLOP GMBH & CO KG, GOODYEAR LUXEMBOURG TIRES S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (b) the MASTER GUARANTEE AND COLLATERAL AGREEMENT (the "Master Guarantee and Collateral Agreement") dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

          Goodyear and the Borrowers have requested that the Credit Agreement be amended and restated as set forth in Section 4 below and the Master Guarantee and Collateral Agreement be amended as set forth in Section 4 below and the parties hereto are willing so to amend the Credit Agreement and the Master Guarantee and Collateral Agreement.

          In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1. Defined Terms. (a) As used in this Amendment Agreement, the following terms have the meanings specified below:

          "Amended MGCA" shall mean the Master Guarantee and Collateral Agreement, as amended in accordance with Section 4.

          "Assigned Interest" shall have the meaning assigned to such term in
Section 4(a)(iii).

          "Daylight Commitment" shall mean, (i) for each Daylight ABT Lender party hereto on the Effective Date, the obligation of such Lender to make loans ("Daylight ABT Loans") on the Effective Date in an amount equal to the amount set forth opposite the name of such Daylight ABT Lender on Schedule 1 to this Amendment Agreement under the caption "Daylight ABT Loans".

          "Daylight ABT Lender" shall mean a lender that will become on the Effective Date an ABT Lender under the Restated Credit Agreement.

          "Effective Date" shall have the meaning assigned to such term in
Section 2.

          "Existing Administrative Agent" shall mean JPMEL, as administrative agent under the Pre-Restatement Credit Agreement.

          "JPMCB" shall mean JPMorgan Chase Bank, N.A.

          "JPMEL" means J.P. Morgan Europe Limited.

          "New Administrative Agent" shall mean JPMEL, as administrative agent under the Restated Credit Agreement.

          "Pre-Restatement Credit Agreement" shall mean the Credit Agreement immediately before its amendment or restatement in accordance with Section 4(a)(i)(A).

          "Restated Credit Agreement" shall mean the Credit Agreement, as amended and restated in accordance with Section 4(a)(i)(A).

          (b) On the Effective Date, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used
(i) in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term "Credit Agreement", as used in the Credit Documents, shall mean the Restated Credit Agreement and (ii) in the Amended MGCA, shall, unless the context otherwise requires, refer to the Master Guarantee and Collateral Agreement as amended hereby, and the terms "Master Guarantee and Collateral Agreement" or "Guarantee and Collateral Agreement", as used in the Credit Documents, shall mean the Amended MGCA. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement or, if not defined therein, the Pre-Restatement Credit Agreement.

          SECTION 2. Conditions to Effectiveness. The transactions provided for in Section 3 and 4 hereof and the obligations of the Lenders to make Loans and issue Letters of Credit under the Restated Credit Agreement shall become effective on the date (the "Effective Date") on which all the conditions specified in Section 4.01 of the Restated Credit Agreement are satisfied (or waived in accordance with Section 9.02 of the Restated Credit Agreement).

          SECTION 3. Effective Date Transactions. On the Effective Date, immediately preceding the effectiveness of the amendment and restatement provided for in Section 4, each of the parties hereto irrevocably agrees that each of the following shall occur without any additional conditions or actions of any party hereto:

               (i) Each Daylight ABT Lender shall extend credit to the European J.V. and the European J.V. shall borrow one or more Daylight ABT Loans denominated in Euro in aggregate principal amounts equal to such Lender's Daylight Commitments. The proceeds of such Daylight ABT Loans shall be payable to JPMCB, which shall pay such proceeds to the accounts set forth on Schedule 1. The provisions of Section 2.06 of the Restated Credit Agreement shall apply to the making of Daylight Loans on the same basis as Borrowings. The European J.V. irrevocably directs the Existing Administrative Agent to deliver all the proceeds of the borrowings under the foregoing clause to JPMCB, and hereby irrevocably directs JPMCB to apply such proceeds to prepay in full all the outstanding principal of any Term Loans (as defined in the Pre-Restatement Credit Agreement) that remain outstanding at such time, together with all accrued interest thereon and any accrued commitment fees with respect to the Revolving Commitments (as defined in the Pre-Restatement Credit Agreement).

               (ii) Immediately following the transactions provided for in paragraph (i) above, all Revolving Lenders under the Pre-Restatement Credit Agreement shall transfer their Revolving Commitments (as such term is defined in the Pre-Restatement Credit Agreement) to JPMCB (which shall assume such commitments) pursuant to the Master

          Assignment and Assumption to be executed in the form attached hereto as Exhibit A.

               (iii) Immediately following the transactions provided for in paragraphs (i) and (ii) above, JPMCB, as Majority Lender, irrevocably authorizes the Collateral Agent to release the Collateral and take such other actions as are set forth in Schedule 2.

          SECTION 4. Amendment and Restatement; Borrowings on Effective Date.
(a) Each of the parties hereto irrevocably agrees that each of the following shall occur on the Effective Date, immediately after the effectiveness of the transactions described in Section 3, without the satisfaction of any additional conditions or any further actions of any party hereto; provided that for the purposes of Section 4(a)(i)(A), only the parties to the Credit Agreement shall agree to such amendment and restatement and, for the purposes of Section 4(a)(i)(B) only the Collateral Agent and each Credit Party shall agree to such amendment and restatement:

          (i)(A) The Credit Agreement (including the Schedules and Exhibits thereto) shall be amended and restated to read as set forth in Exhibit B attached hereto (including the Schedules and Exhibits attached to such Exhibit
B) and (B) the Master Guarantee and Collateral Agreement (including the Schedules and Exhibits thereto) shall be amended as follows:

     (1) The definition of "Miscellaneous Obligations" is hereby amended and restated in its entirety as follows:

               ""Miscellaneous Obligations" means Obligations referred to in clauses (c) and (d) of the definitions of ABT Obligations and German Obligations in the Credit Agreement."

     (2) Section 11.13 is hereby amended by relettering paragraph (d) thereof as paragraph (e), by changing the reference in the lead in to such paragraph (e) from "(a), (b) or (c)" to "(a), (b), (c) or (d)" and inserting immediately above such paragraph (e) the following new paragraph:

          "(d) Upon any sale of any Equity Interests in a Foreign Subsidiary pursuant to and in accordance with Section 6.04(d) of the Credit Agreement, the Collateral Agent shall release any pledge of, security interest in or Lien on such Equity Interests if the conditions to such release set forth in such Section 6.04(d) shall have been satisfied and if the Company shall have delivered a certificate to that effect to the Collateral Agent."

The New Administrative Agent is hereby directed to enter into such Credit Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby.

          (ii) Upon the effectiveness of the Restated Credit Agreement, JPMCB will be the holder of all the Revolving Commitments, including the incremental ABT Commitments established pursuant to the Restated Credit Agreement. JPMCB, as the Lender holding all the Commitments, irrevocably authorizes the Collateral Agent to take all the actions set forth in Schedule 3 and any and all such other actions as the Collateral Agent shall deem necessary or advisable in connection with any security interest in any Collateral and the rights of any Secured Party in respect thereof.

          (iii) On the Effective Date and immediately following the effectiveness of the Restated Credit Agreement, JPMCB shall sell and assign, without recourse and without any further action required on the part of any party, to each lender set forth in Schedule 4 hereto (each, an "Assignee"), and each Assignee shall purchase and assume, without recourse and without any further action required on its part, from JPMCB effective as of the Effective Date, the amounts of JPMCB's ABT Commitment and German Commitment set forth in
Schedule 4 and all related rights, interests and obligations under the Restated Credit Agreement, the Amended MGCA (including, without limitation, the rights, interests and obligations under Section 9.15 of the Restated Credit Agreement and Section 11.16 of the Amended MGCA) and any other documents or instruments delivered pursuant thereto (the rights and obligations sold and assigned pursuant hereto being referred to herein collectively as the "Assigned Interest"). Each Assignee hereby acknowledges receipt of a copy of the Restated Credit Agreement. From and after the Effective Date (A) each Assignee shall be a party to and be bound by the provisions of the Restated Credit Agreement and, to the extent of the interests assigned by this paragraph (a)(iii), have the rights and obligations of an ABT Lender and German Lender thereunder and (B) JPMCB shall, to the extent of the interests assigned by this Section, relinquish its rights and be released from its obligations under the Restated Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Amendment Agreement as if set forth herein in full. The Credit Parties consent to each assignment pursuant to this paragraph (iii). The parties agree that (I) no recordation fee shall be payable with respect to the foregoing assignments and (II) this Amendment Agreement shall be an approved form of Assignment and Acceptance for purposes of the Restated Credit Agreement.

          (iv) Notwithstanding any provision of this Amendment Agreement, the provisions of Sections 2.12, 2.13, 2.14 and 9.03 of the Pre-Restatement Credit Agreement, as in effect immediately prior to the Effective Date, will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Effective Date for the benefit of the Lenders, including each Lender under the Pre-Restatement Credit Agreement that will not be a Lender under the Restated Credit Agreement.

          (v) Immediately following the transactions provided for in paragraph
(ii) above, each ABT Lender shall make to the European J.V. and the European J.V. shall borrow, one or more ABT Loans requested pursuant to the Borrowing request, dated April 17, 2007, delivered by the European J.V. to the Existing Administrative Agent. Such Revolving Loans shall have the initial Interest Periods and be of the Types set forth in Schedule 5. The European J.V. irrevocably directs that the borrowings set forth in this paragraph (a)(v) be applied directly to prepay in full (and be netted against) Daylight ABT Loans extended to it, with any excess being delivered in accordance with such Borrowing Request.

          SECTION 5. Continuing Security. (a) Each Borrower, Grantor and Guarantor confirms that (i) the security interests granted by it under the Security Documents and in existence immediately prior to the Effective Date shall continue in full force and effect on the terms of the respective Security Documents and (ii) on the Effective Date the Obligations under the Restated Credit Agreement shall constitute "Obligations" under the Amended MGCA and "secured obligations" (however defined) under the other Security Documents (subject to any limitations set forth in the Amended MGCA or such other Security Documents). Each party hereto confirms that the intention of the parties is that each of the Credit Agreement and the Master Guarantee and Collateral Agreement shall not terminate on the Effective Date and shall continue in full force and effect as amended and restated hereby.

          (b) In case of any transfer of all or any part of the rights and/or obligations of any Secured Party on the Effective Date or at any other time under the Credit Agreement or the Amended MGCA, including of the Applicable Secured Obligations, the guarantees and security interests under the Security Documents will remain in full force and effect for the benefit of any successors, assignees/transferees of the respective Secured Party and the other Secured Parties (including, but not limited to, for the benefit of Article 1134 of the Romanian Civil Code).

          SECTION 6. APPLICABLE LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. Counterparts. This Amendment Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment Agreement. This Amendment Agreement shall constitute a "Credit Document" for all purposes of the Restated Credit Agreement and the other Credit Documents.

          SECTION 8. Expenses. Goodyear and each Borrower agrees to reimburse the Existing Administrative Agent and the New Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, Allen & Overy LLP and other counsel for the Existing Administrative Agent and the New Administrative Agent.

          SECTION 9. Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

          PARTIES TO THE CREDIT AGREEMENT AND MASTER GUARANTEE AND COLLATERAL AGREEMENT

                                        THE GOODYEAR TIRE & RUBBER COMPANY,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer


                                        GOODYEAR DUNLOP TIRES EUROPE B.V.,


                                        by /s/ D. Golsong
                                           -------------------------------------
                                        Name: D. Golsong
                                        Title: Director


                                        GOODYEAR DUNLOP TIRES GERMANY GMBH,


                                        by /s/ Thomas Koerner
                                           -------------------------------------
                                        Name: Thomas Koerner
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                        GOODYEAR DUNLOP TIRES EUROPE B.V.
                       AMENDMENT AND RESTATEMENT AGREEMENT

                                        GOODYEAR GMBH & CO. KG,


                                        by /s/ Thomas Koerner
                                           -------------------------------------
                                        Name: Thomas Koerner
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DUNLOP GMBH & CO. KG,


                                        by /s/ Thomas Koerner
                                           -------------------------------------
                                        Name: Thomas Koerner
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        GOODYEAR LUXEMBOURG TIRES S.A.,

                                        by executed in the form of a notarial
                                           deed


                                        ----------------------------------------

                        GOODYEAR DUNLOP TIRES EUROPE B.V.
                       AMENDMENT AND RESTATEMENT AGREEMENT

                                        J.P. MORGAN EUROPE LIMITED, as
                                        Administrative Agent under the
                                        Pre-Restatement Credit Agreement and
                                        under the Restated Credit Agreement,


                                        by /s/ Carlos Vasquez
                                           -------------------------------------
                                        Name: Carlos Vasquez
                                        Title: Vice President


                                        JPMORGAN CHASE BANK, N.A.,
                                        individually, as Collateral Agent,
                                        Issuing Bank and Swingline Lender under
                                        the Pre-Restatement Credit Agreement,

                                        by executed in the form of a notarial
                                           deed


                                        ----------------------------------------

                        GOODYEAR DUNLOP TIRES EUROPE B.V.
                       AMENDMENT AND RESTATEMENT AGREEMENT

                                        BNP PARIBAS individually and
                                        as Issuing Bank,


                                        by /s/ Andrew Shapiro
                                           -------------------------------------
                                        Name: Andrew Shapiro
                                        Title: Managing Director


                                        by /s/ John Ong
                                           -------------------------------------
                                        Name: John Ong
                                        Title: Managing Director

                        GOODYEAR DUNLOP TIRES EUROPE B.V.
                       AMENDMENT AND RESTATEMENT AGREEMENT

                                        KBC BANK NV, individually and
                                        as Issuing Bank,


                                        by /s/ Mark Weytjens
                                           -------------------------------------
                                        Name: Mark Weytjens
                                        Title: Global Relationship
                                               Manager Multinationals


                                        by /s/ Adriaan Loeff
                                           -------------------------------------
                                        Name: Adriaan Loeff
                                        Title: General Manager Multinationals

                        GOODYEAR DUNLOP TIRES EUROPE B.V.
                       AMENDMENT AND RESTATEMENT AGREEMENT

                 PARTIES TO THE MASTER GUARANTEE AND COLLATERAL
                AGREEMENT (AND NOT PARTY TO THE CREDIT AGREEMENT)

                                        RVM REIFEN VERTRIEBSMANAGEMENT GMBH,


                                        by /s/ Thomas Koerner
                                           -------------------------------------
                                        Name: Thomas Koerner
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        FULDA REIFEN GMBH & CO. KG,


                                        by /s/ Thomas Koerner
                                           -------------------------------------
                                        Name: Thomas Koerner
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        4 FLEET GROUP GMBH,


                                        by /s/ Thomas Koerner
                                           -------------------------------------
                                        Name: Thomas Koerner
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        M-PLUS
                                        MULTIMARKENMANAGEMENT &
                                        GMBH & CO. KG,


                                        by /s/ Thomas Koerner
                                           -------------------------------------
                                        Name: Thomas Koerner
                                        Title: Authorized Signatory

                        GOODYEAR DUNLOP TIRES EUROPE B.V.
                       AMENDMENT AND RESTATEMENT AGREEMENT
                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                        GOODYEAR DUNLOP TIRES EUROPE B.V.
                       AMENDMENT AND RESTATEMENT AGREEMENT

                                        GD HANDELSSYSTEME GMBH,


                                        by /s/ Thomas Koerner
                                           -------------------------------------
                                        Name: Thomas Koerner
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        GOODYEAR DUNLOP TIRES OE GMBH,


                                        by /s/ Thomas Koerner
                                           -------------------------------------
                                        Name: Thomas Koerner
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        GOODYEAR DUNLOP TIRES FRANCE S.A.,


                                        by /s/ D. Golsong
                                           -------------------------------------
                                        Name: D. Golsong
                                        Title: Director


                                        GOODYEAR DUNLOP TYRES UK LIMITED,


                                        by /s/ D. Golsong
                                           -------------------------------------
                                        Name: D. Golsong
                                        Title: Attorney


                                        DUNLOP TYRES LTD,


                                        by /s/ D. Golsong
                                           -------------------------------------
                                        Name: D. Golsong
                                        Title: Attorney

                        GOODYEAR DUNLOP TIRES EUROPE B.V.
                       AMENDMENT AND RESTATEMENT AGREEMENT

                                        BELT CONCEPTS OF AMERICA, INC.,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer


                                        CELERON CORPORATION,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer


                                        COSMOFLEX, INC.,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer


                                        DAPPER TIRE CO, INC.,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer


                                        DIVESTED COMPANIES HOLDING COMPANY,


                                        by /s/ Ronald J. Carr
                                           -------------------------------------
                                        Name: Ronald J. Carr
                                        Title: Vice President


                                        by /s/ Randall M. Loyd
                                           -------------------------------------
                                        Name: Randall M. Loyd
                                        Title: Vice President

                        GOODYEAR DUNLOP TIRES EUROPE B.V.
                       AMENDMENT AND RESTATEMENT AGREEMENT

                                        DIVESTED LITCHFIELD PARK
                                        PROPERTIES, INC.,


                                        by /s/ Ronald J. Carr
                                           -------------------------------------
                                        Name: Ronald J. Carr
                                        Title: Vice President


                                        by /s/ Randall M. Loyd
                                           -------------------------------------
                                        Name: Randall M. Loyd
                                        Title: Vice President


                                        GOODYEAR ENGINEERED PRODUCTS
                                        CANADA, INC.


                                        by /s/ Robin M. Hunter
                                           -------------------------------------
                                        Name: Robin M. Hunter
                                        Title: Secretary


                                        GOODYEAR ENGINEERED PRODUCTS
                                        INTERNATIONAL, INC.,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer

                        GOODYEAR DUNLOP TIRES EUROPE B.V.
                       AMENDMENT AND RESTATEMENT AGREEMENT

                                        GOODYEAR ENGINEERED PRODUCTS
                                        THAILAND, INC.,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer


                                        GOODYEAR FARMS, INC.,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer


                                        GOODYEAR INTERNATIONAL CORPORATION,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer


                                        GOODYEAR WESTERN HEMISPHERE CORPORATION,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer


                                        THE KELLY-SPRINGFIELD TIRE CORPORATION,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President


                                        WHEEL ASSEMBLIES INC.,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer

                        GOODYEAR DUNLOP TIRES EUROPE B.V.
                       AMENDMENT AND RESTATEMENT AGREEMENT

                                        WINGFOOT COMMERCIAL TIRE SYSTEMS, LLC,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer


                                        WINGFOOT VENTURES EIGHT INC.,


                                        by /s/ Ronald J. Carr
                                           -------------------------------------
                                        Name: Ronald J. Carr
                                        Title: Vice President


                                        GOODYEAR CANADA INC.,


                                        by /s/ Linda M. Alexander
                                           -------------------------------------
                                        Name: Linda M. Alexander
                                        Title: Vice President


                                        by /s/ Douglas S. Hamilton
                                           -------------------------------------
                                        Name: Douglas S. Hamilton
                                        Title: Secretary

                        GOODYEAR DUNLOP TIRES EUROPE B.V.
                       AMENDMENT AND RESTATEMENT AGREEMENT

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: Allie Street Investments 6
                                                Limited


                                        By: /s/ David Jesson
                                            ------------------------------------
                                        Name: David Jesson
                                        Title: Vice President


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: Bank of America, N.A.


                                        By: /s/ Thomas H. Herron
                                            ------------------------------------
                                        Name: Thomas H. Herron
                                        Title: Senior Vice President


                                        By: /s/ Brian J. Wright
                                            ------------------------------------
                                        Name: Brian J. Wright
                                        Title: Senior Vice President

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: BNP Paribas


                                        By: /s/ John Ong
                                            ------------------------------------
                                        Name: John Ong
                                        Title: Managing Director


                                        By: /s/ Andrew Shapiro
                                            ------------------------------------
                                        Name: Andrew Shapiro
                                        Title: Managing Director

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: Calyon New York Branch


                                        By: /s/ Corey Billups
                                            ------------------------------------
                                        Name: Corey Billups
                                        Title: Managing Director


                                        By: /s/ Blake Wright
                                            ------------------------------------
                                        Name: Blake Wright
                                        Title: Managing Director

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: Citibank, N.A.


                                        By: /s/ Paul L. Burroughs Jr.
                                            ------------------------------------
                                        Name: Paul L. Burroughs Jr.
                                        Title: Director


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: Commerzbank Frankfurt


                                        By: /s/ Konrad Noltenhans
                                            ------------------------------------
                                        Name: Konrad Noltenhans
                                        Title: Senior Vice President


                                        By: /s/ Martin Keller
                                            ------------------------------------
                                        Name: Martin Keller
                                        Title: Senior Vice President

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: Deutsche Bank AG New York Branch


                                        By: /s/ Carin Keegan
                                            ------------------------------------
                                        Name: Carin Keegan
                                        Title: Vice President


                                        By: /s/ Evelyn Thierry
                                            ------------------------------------
                                        Name: Evelyn Thierry
                                        Title: Vice President

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: Dexia Banque Internationale a
                                                Luxembourg societe anonyme


                                        By: /s/ Marcel Leyers
                                            ------------------------------------
                                        Name: Marcel Leyers
                                        Title: Director


                                        By: /s/ Marc Schronen
                                            ------------------------------------
                                        Name: Marc Schronen
                                        Title: Vice President

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: GE Corporate Banking Europe SAS


                                        By: /s/ Galina Markova
                                            ------------------------------------
                                        Name: Galina Markova
                                        Title: Authorized Signatory


                                        By: /s/ Harald Hubl
                                            ------------------------------------
                                        Name: Harald Hubl
                                        Title: Authorized Signatory

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: Goldman Sachs Credit Partners,
                                                L.P.


                                        By: /s/ Mark Walton
                                            ------------------------------------
                                        Name: Mark Walton
                                        Title: Authorized Signatory


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: HSBC Bank plc


                                        By: /s/ Mark Brown
                                            ------------------------------------
                                        Name: Mark Brown
                                        Title: Head of City Corporate Banking
                                               Centre


                                        By: /s/ Christopher Jones
                                            ------------------------------------
                                        Name: Christopher Jones
                                        Title: Senior Corporate Banking Manager

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: Morgan Stanley Bank


                                        By: /s/ Dawn M. Dawson
                                            ------------------------------------
                                        Name: Dawn M. Dawson
                                        Title: Authorized Signatory


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: NATixiS


                                        By: /s/ Valentine de Monredon
                                            ------------------------------------
                                        Name: Valentine de Monredon
                                        Title: Relationship Manager


                                        By: /s/ P. Senderens
                                            ------------------------------------
                                        Name: P. Senderens
                                        Title: Senior Banker

                    Signature Page to be executed by Lenders
                       under the Restated Credit Agreement

                                        SIGNATURE PAGE to the AMENDMENT AND
                                        RESTATEMENT AGREEMENT dated as of April
                                        20, 2007, in respect of (A) the AMENDED
                                        AND RESTATED TERM LOAN AND REVOLVING
                                        CREDIT AGREEMENT dated as of April 8,
                                        2005, as amended by the First Amendment
                                        dated as of December 22, 2005, among THE
                                        GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR
                                        DUNLOP TIRES EUROPE B.V., GOODYEAR
                                        DUNLOP TIRES GERMANY GMBH, GOODYEAR GMBH
                                        & CO KG, DUNLOP GMBH & CO KG, GOODYEAR
                                        LUXEMBOURG TIRES S.A., the Lenders
                                        parties thereto, J.P. MORGAN EUROPE
                                        LIMITED, as Administrative Agent, and
                                        JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as Amended and Restated as of February 20, 2004, and as further amended and restated as of April 8, 2005, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR DUNLOP TIRES EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

                                        Lender: The Northern Trust Company


                                        By: /s/ Thomas Hasenauer
                                            ------------------------------------
                                        Name: Thomas Hasenauer
                                        Title: Vice President


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     ANNEX 1

                       THE GOODYEAR TIRE & RUBBER COMPANY
                        GOODYEAR DUNLOP TIRES EUROPE B.V.
                       GOODYEAR DUNLOP TIRES GERMANY GMBH
                              GOODYEAR GMBH & CO KG
                               DUNLOP GMBH & CO KG
                         GOODYEAR LUXEMBOURG TIRES S.A.
                                CREDIT AGREEMENT
                  AS AMENDED AND RESTATED AS OF APRIL 20, 2007

                          STANDARD TERMS AND CONDITIONS

          1. Representations and Warranties.

          1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Restated Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

          1.2. Assignees. Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Restated Credit Agreement and the Amended MGCA, (ii) it satisfies the requirements, if any, specified in the Restated Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of each of the Restated Credit Agreement and the Amended MGCA as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder,
(iv) it has received a copy of the Restated Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section
5.01 thereto, as applicable, the Amended MGCA and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment Agreement and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the New Administrative Agent or any other Lender, and (v) attached to this Amendment Agreement is (i) any documentation required to be delivered by it pursuant to the terms of Sections 2.17 and 9.17 of the Restated Credit Agreement and (ii) a "New Secured Party's Accession Agreement" in the form of Schedule 3 to the German Security Trust Agreement, duly completed and executed by such Assignee; and (b) agrees that (i) it will, independently and without reliance on the New Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender, including Section 9.20 of the Credit Agreement.

          2. Amended MGCA. Each Assignee, by executing and delivering this Amendment Agreement, approves and agrees to be bound by and to act in accordance with the terms and conditions of the Amended MGCA and each other Security Document, specifically including (i) the provisions of Section 5.03 of the Amended MGCA (governing the distribution of proceeds realized from the exercise of remedies under the Security Documents), (ii) the provisions of Article VI of the Amended MGCA (governing the manner in which the amounts of the Obligations (as defined in the Amended MGCA) are to be determined at any time), (iii) the provisions of Articles VIII and IX of the Amended MGCA (relating to the duties and responsibilities of the Collateral Agent and providing for the indemnification and the reimbursement of expenses of the Collateral Agent by the Lenders) and (iv) the provisions of Section 11.13 of the Amended MGCA (providing for releases of Guarantees of and Collateral securing the Obligations).

          3. Payments. From and after the Effective Date, the New Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to each Assignee for amounts which have accrued from and after the Effective Date.

          4. Foreign Law Provisions.

          4.1. France. An assignment of rights will only be effective vis-a-vis the Subsidiary Guarantors incorporated in France if the assignment if such assignment is notified in France by bailiff (huissier) in accordance with
Article 1690 of the French Civil Code. Pursuant to clause 9.04(b)(vii) of the Restated Credit Agreement (i) the European J.V. (or the New Administrative Agent, at the expense of the European J.V.) shall carry out such notification and (ii) if the assignment provided for in this Amendment Agreement is made without the European J.V.'s consent the New Administrative Agent shall provide prompt written notice of the assignment to the European J.V.

          4.2. Italy. For the purposes of Italian law only, the assignment made under this Amendment Agreement shall be deemed to constitute a cessione del contratto, although it will not constitute a termination or a novation of the Credit Agreement for purposes of New York law.

          5. Affiliates. Each Assignee acknowledges that any Obligations in respect of any Swap Agreement or cash management services, in each case provided by an Affiliate of a Lender, will only constitute Obligations for the purpose of any Security Document governed by the laws of a country other than the United States of America if such Affiliate executes and delivers to the New Administrative Agent an Affiliate Authorization in the form of Exhibit H to the Restated Credit Agreement or any other form approved by the New Administrative Agent.